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Pioneer
Real Estate
Shares

SEMIANNUAL REPORT 6/30/98

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    7
Schedule of Investments                           10
Financial Statements                              12
Notes to Financial Statements                     20
Report of Independent Public Accountants          25
Trustees, Officers and Service Providers          26
Retirement Plans from Pioneer                     27
Programs and Services for Pioneer Shareowners     28

Pioneer Real Estate Shares

LETTER FROM THE CHAIRMAN 6/30/98

Dear Shareowner,
--------------------------------------------------------------------------------


I am pleased to introduce this semiannual report for Pioneer Real Estate Shares, covering the six months ended June 30, 1998. It is an opportunity for me to comment on today's investing environment and point out a few matters of note. On behalf of your investment team, I would also like to take a moment to welcome those of you who have joined the Fund through its new Class Y Shares. Thank you for your interest in Pioneer.

Economic news in the United States continued to be mostly positive in the first half of 1998. While the effects of Asia's financial crisis showed more frequently in the earnings reports of many U.S. companies, strong employment and low inflation kept consumer confidence at record highs. Some investors showed concern over Asia's problems and their effect on the global economy by moving toward the safety of U.S. "blue chip" companies. The Dow Jones Industrial Average, an index of 30 of this country's largest companies, returned over 14%.

This "flight to quality" reflects investor wariness over the historic bull market's continued viability. They're wondering if the bull has begun to show its age. Should investor confidence in the general stock market waver significantly, your Fund's primary investment vehicles - real estate investment trusts (REITs) - have an opportunity to do well. Traditionally, REITs move independently from the general stock market. Add to this their current strong business fundamentals and outstanding current valuations, and we believe they have the potential to provide both growth and income.

I encourage you to read on to learn more about Pioneer Real Estate Shares. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.


Respectfully,

/s/ John F. Cogan, Jr.
----------------------

John F. Cogan, Jr.,
Chairman and President

Pioneer Real Estate Shares

PORTFOLIO SUMMARY 6/30/98

P o r t f o l i o  D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


Data for pie chart:

Real Estate Investment Trust Common Stocks        86%
Real-Estate Related Common Stocks                 14%


S e c t o r  A l l o c a t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


Data for pie chart:

Office/Industrial        29%
Apartments               15%
Hotels                   15%
Diversified              14%
Retail                   11%
Storage                   5%
Triple-Net                5%
Miscellaneous             3%
Manufactured Homes        3%


1 0  L a r g e s t  H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


  1. Starwood Hotels and         4.45%          6. Patriot American               3.95%
     Resorts Trust                                 Hospitality, Inc.
  2. Catellus Development        4.07           7. Prentiss Properties Trust      3.73
     Corp.
  3. Apartment Investment &      4.04           8. Developers Diversified         3.71
     Management Co.                                Realty Corp.
  4. Brandywine Realty Trust     4.01           9. The Macerich Co.               3.69
  5. Cousins Properties, Inc.    3.97          10. Equity Residential Property    3.55
                                                   Trust


Fund holdings will vary for other periods.

Pioneer Real Estate Shares

PERFORMANCE UPDATE 6/30/98                                        CLASS A SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  6/30/98         12/31/97
                            $16.38          $17.81

 Distributions per Share    Income          Short-Term          Long-Term
 (12/31/97 - 6/30/98)       Dividends       Capital Gains       Capital Gains
                            $0.280               -                    -


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.


 Average Annual Total Returns
 (As of June 30, 1998)

               Net Asset  Public Offering
 Period          Value        Price*
 Life-of-Fund   11.32%         9.92%
 (10/25/93)
 1 Year          6.29          0.20


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Growth of $10,000+

     Pioneer      Standard       Wilshire
     Real         & Poor's       Real Estate
     Estate       500 Index      Securities
     Shares*                     Index

     9425         10000          10000
     9184         10037          9553
     9520         9659           9767
     9409         9701           9884
     9109         10175          9734
     9206         10173          9709
     8898         11160          9746
     9558         12222          10170
     10166        13190          10652
     10321        13982          11034
     10510        14732          11501
     10858        15391          12046
     12049        15863          12758
     14083        17184          15103
     14252        17648          15381
     14839        20722          16088
     17071        22272          18105
     16862        22909          18072
     16724        26098          17954
     15773        26957          17131


+ Index comparison begins 10/31/93. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 124 real estate securities. The Index is 91.9% REITs (equity and hybrid) and 8.1% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

PERFORMANCE UPDATE 6/30/98                                        CLASS B SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  6/30/98         12/31/97
                            $16.30          $17.70

 Distributions per Share    Income          Short-Term          Long-Term
 (12/31/97 - 6/30/98)       Dividends       Capital Gains       Capital Gains
                            $0.210               -                    -


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

 Average Annual Total Returns
 (As of June 30, 1998)

 Period         If Held     If Redeemed*
 Life-of-Fund    18.14%        17.15%
 (1/31/96)
 1 Year           5.58          1.58

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

Growth of $10,000

     Pioneer      Standard       Wilshire
     Real         & Poor's       Real Estate
     Estate       500 Index      Securities
     Shares*                     Index

     10000        10000          10000
     10108        10203          10281
     10427        10660          10768
     11555        10987          11404
     13482        11902          13501
     13628        12223          13749
     14156        14352          14381
     16260        15426          16185
     16023        15867          16155
     15872        18076          16049
     14645        18671          15314


The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 124 real estate securities. The Index is 91.9% REITs (equity and hybrid) and 8.1% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

PERFORMANCE UPDATE 6/30/98                                        CLASS C SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  6/30/98         12/31/97
                            $16.30          $17.70

 Distributions per Share    Income          Short-Term          Long-Term
 (12/31/97 - 6/30/98)       Dividends       Capital Gains       Capital Gains
                            $0.210               -                    -


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

 Average Annual Total Returns
 (As of June 30, 1998)

 Period         If Held     If Redeemed*
 Life-of-Fund    18.13%        18.13%
 (1/31/96)
 1 Year           5.59          5.59


* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.


Growth of $10,000+

     Pioneer      Standard       Wilshire
     Real         & Poor's       Real Estate
     Estate       500 Index      Securities
     Shares*                     Index

     10000        10000          10000
     10108        10203          10281
     10418        10660          10768
     11545        10987          11404
     13476        11902          13501
     13613        12223          13749
     14150        14352          14381
     16252        15426          16185
     16019        15867          16155
     15867        18076          16049
     14941        18671          15314


The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 124 real estate securities. The Index is 91.9% REITs (equity and hybrid) and 8.1% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

PERFORMANCE UPDATE 6/30/98                                        CLASS Y SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  6/30/98         4/9/98
                            $6.38           $17.52

 Distributions per Share    Income          Short-Term          Long-Term
 (4/9/98 - 6/30/98)         Dividends       Capital Gains       Capital Gains
                            $0.160               -                    -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.


 Average Annual Total Returns
 (As of June 30, 1998)

 Period          If Held     If Redeemed
 Life-of-Fund     -5.57%        -5.57%
 (4/9/98)


Growth of $10,000+

     Pioneer      Standard       Wilshire
     Real         & Poor's       Real Estate
     Estate       500 Index      Securities
     Shares*                     Index

     10000        10000          10000
     9929         9812           9906
     9720         10236          9851


+ Index comparison begins 4/30/98. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 124 real estate securities. The Index is 91.9% REITs (equity and hybrid) and 8.1% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.


  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98


On June 30, Pioneer Real Estate Shares completed the first half of fiscal 1998 with disappointing results. The Fund's total returns at net asset value (-6.46% for Class A Shares, -6.73% for Class B Shares and -6.73% for Class C Shares) were, however, somewhat in line with the Wilshire Real Estate Securities Index's -5.31% return and the poor performance of real estate investment trusts (REITs) as a group. The Fund underperformed the average -4.43% return posted by the 94 funds in Lipper Analytical Services' Real Estate Fund Category. On a more positive note, Fund investors received attractive income dividends for the period.

Following is a discussion with your Fund's portfolio manager, Robert W. Benson. Mr. Benson gives a detailed account of the factors that influenced your Fund's performance and the strategies he and the rest of your Fund's investment team employed throughout the period. Mr. Benson has managed Pioneer Real Estate Shares since its inception in 1993.

Q: What caused the slide in performance of real estate investment trusts (REITs) and the Fund?

A: For long-time REIT investors and Fund shareowners, the REIT market's performance over the past six months was a stark contrast to the group's previous gains - particularly in the second half of 1997. There were a combination of factors behind the lackluster results. We believe most had more to do with perception than reality. With the relatively small market capitalization of the REIT sector, roughly $150-$160 billion, it doesn't take much to derail the group's performance.

   As the period progressed, investors became increasingly ill at ease with the industry's broad-based consolidation and robust growth, fearing it may have hit its peak. Rising acquisition prices in the private market and pockets of over-development brought the REIT sector's ability to sustain its heady growth into question. Many large institutional investors who had entered the REIT market late last year exited en masse over the period, taking their profits with them. This, in turn, pushed down prices. Recent government opposition to the tax-favored status of "paired share" REITs and ill-timed news articles about bank lending strategies to REITs further diminished their appeal.

Pioneer Real Estate Shares

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98                              (continued)


   The Fund's office and hotel holdings, the bulk of the portfolio's assets, were hit hardest by the recent downturn. Patriot American Hospitality and Starwood Hotels and Resorts, perennial favorites, suffered considerably from the controversial "paired share" legislation. Equity Office Properties, a former top-performer in the office sector, also declined in price. It was a timely reminder of the special risks associated with real estate investing, including risks related to general and local economic conditions, and those related to an individual property.

Q: Were there any adverse forces at work in the real estate industry itself?

A: For the most part, no. In fact, this has been a source of frustration for us.
   The underlying fundamentals of real estate companies, such as cash flows and operating results, remain strong. In our opinion, conditions for investing have been ideal. Many companies are raising their dividends. Lease rates are increasing, vacancy rates are declining. Demand for real estate properties exceeded supply in many regions, and the wave of consolidation has served to create more financially sound companies.

Q: What were some of your strategies over the period?

A: We didn't really change our approach. We continued to overweight the hotel and office sectors relative to the Fund's benchmark, believing these sectors offer the most growth potential. Experience has taught us that staying the course is often the best strategy when investors' perceptions, rather than business fundamentals, influence performance. If recent history is any guide, REITs can be seasonal performers, coming on more strongly in the second half of the year. Sticking with investments that our research suggests will perform well over time seems the most prudent course of action.

Pioneer Real Estate Shares



Q: What holdings worked well for the Fund?

A: Amresco, a real-estate related company involved in commercial and residential mortgage banking, was a tremendous contributor to the Fund's performance through May. It slowed a bit in June, however, due to problems in the subprime mortgage lending arena. Other contributors include issues in the retail sector, such as Simon Debartolo Group. Demand remained stronger for retail stocks than for hotel and office REITs. In the residential arena, Apartment Investment & Management was a noteworthy performer year-to-date, and we believe it should do well in the months ahead.

Q: What is your outlook for the remainder of 1998?

A: We are still optimistic about REITs' income-producing potential and growth prospects, despite the recent setback. In fact, the yields on most REITs exceed what is currently being offered by U.S. Treasury securities and many other stocks. While there are pockets of overbuilding around the country, the construction activity is, in our opinion, moderate and justifiable. We are looking for the historical seasonal strength of REITs to kick in soon, along with renewed interest from institutional investors and value fund managers.

   The torrid pace of the broad stock market, and the REIT correction, have created some attractive opportunities for investors willing to do their homework. Given the industry's solid fundamentals and appealing valuations, we believe REITs and your Fund have room to grow.

Pioneer Real Estate Shares

SCHEDULE OF INVESTMENTS 6/30/98

Shares                                                             Value
              COMMON STOCKS - 100%
              Real Estate Investment Trusts - 85.9%
  200,000     Apartment Investment & Management Co.         $  7,900,000
  365,000     Bedford Property Investors, Inc.                 6,661,250
  350,000     Brandywine Realty Trust                          7,831,250
   93,000     Camden Property Trust                            2,766,750
  200,000     Charles E. Smith Residential Realty, Inc.        6,400,000
  260,000     Cousins Properties, Inc.                         7,767,500
  185,000     Developers Diversified Realty Corp.              7,249,687
  236,882     Equity Office Properties Trust                   6,721,527
  146,300     Equity Residential Property Trust                6,940,106
  184,800     FelCor Suite Hotels, Inc.                        5,798,100
  150,000     Franchise Finance Corporation of America         3,890,625
  250,000     Glenborough Realty Trust                         6,593,750
  170,000     Highwoods Properties, Inc.                       5,493,125
    7,000     Home Properties of NY, Inc.                        186,440
  195,800     Irvine Apartment Communities                     5,665,962
  195,000     Liberty Property Trust                           4,984,688
  245,800     The Macerich Co.                                 7,205,013
  180,000     Mack-Cali Realty Corp.                           6,187,500
  180,000     National Golf Properties, Inc.                   5,400,000
  207,300     Pacific Gulf Properties, Inc.                    4,418,081
  322,804     Patriot American Hospitality, Inc.               7,727,121
  300,000     Prentiss Properties Trust                        7,293,750
  200,000     Public Storage, Inc.                             5,600,000
  210,000     Simon DeBartolo Group, Inc.                      6,825,000
  145,000     Spieker Properties, Inc.                         5,618,750
  180,000     Starwood Hotels and Resorts Trust                8,696,250
  220,000     Storage Trust Realty                             5,142,500
  151,700     Sun Communities, Inc.                            5,025,063
                                                            ------------
              Total Real Estate Investment Trusts           $167,989,788
                                                            ------------
              Real Estate Services - 10.7%
  220,000     Amresco, Inc.*                                $  6,407,500
  450,000     Catellus Development Corp.*                      7,959,375
  301,100     Trizec Hahn Corp.                                6,454,831
                                                            ------------
              Total Real Estate Services                    $ 20,821,706
                                                            ------------

10 The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares


Shares                                                             Value
              Hotels & Restaurants - 3.4%
  375,000     Host Marriott Corp.*                          $  6,679,687
                                                            ------------
              Total Hotels & Restaurants                    $  6,679,687
                                                            ------------
              TOTAL INVESTMENT IN SECURITIES
              (Cost $171,915,437) (a)                       $195,491,181
                                                            ------------


  * Non-income producing security.

(a) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $171,915,437 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $24,294,062
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                         (718,318)
                                                                     -----------
    Net unrealized gain                                              $23,575,744
                                                                     -----------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $13,938,450 and $19,555,618, respectively.

The accompanying notes are an integral part of these financial statements.   11

Pioneer Real Estate Shares

BALANCE SHEET 6/30/98

ASSETS:
  Investment in securities, at value (cost $171,915,437)     $195,491,181
  Cash                                                             83,880
  Receivables -
   Investment securities sold                                   1,236,869
   Fund shares sold                                               496,468
   Dividends and interest                                       1,126,547
  Organizational costs - net                                       10,521
                                                             ------------
     Total assets                                            $198,445,466
                                                             ------------
LIABILITIES:
  Payables -
   Investment securities purchased                           $    424,920
   Fund shares repurchased                                        366,554
  Due to affiliates                                               362,407
  Accrued expenses                                                 90,987
                                                             ------------
     Total liabilities                                       $  1,244,868
                                                             ------------
NET ASSETS:
  Paid-in capital                                            $172,235,160
  Accumulated undistributed net investment income                 213,522
  Accumulated net realized gain on investments                  1,176,172
  Net unrealized gain on investments                           23,575,744
                                                             ------------
     Total net assets                                        $197,200,598
                                                             ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $97,550,688/5,953,833 shares)            $      16.38
                                                             ------------
  Class B (based on $78,101,243/4,792,370 shares)            $      16.30
                                                             ------------
  Class C (based on $19,734,087/1,210,784 shares)            $      16.30
                                                             ------------
  Class Y (based on $1,814,580/110,765 shares)               $      16.38
                                                             ------------
MAXIMUM OFFERING PRICE:
  Class A                                                    $      17.38
                                                             ------------

12 The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

STATEMENT OF OPERATIONS

For the Six Months Ended 6/30/98


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $7,000)       $5,181,076
  Interest                                                      33,602
                                                            ----------
    Total investment income                                                 $  5,214,678
                                                                            ------------
EXPENSES:
  Management fees                                           $1,059,524
  Transfer agent fees
   Class A                                                     106,923
   Class B                                                      73,325
   Class C                                                      17,393
   Class Y                                                         126
  Distribution fees
   Class A                                                     134,319
   Class B                                                     405,476
   Class C                                                     112,872
  Accounting                                                    34,145
  Custodian fees                                                25,831
  Registration fees                                             59,911
  Professional fees                                             31,088
  Printing                                                      27,176
  Fees and expenses of nonaffiliated trustees                    5,865
  Organization costs                                             8,945
  Miscellaneous                                                 13,620
                                                            ----------
    Total expenses                                                          $  2,116,539
    Less fees paid indirectly                                                     (3,282)
                                                                            ------------
    Net expenses                                                            $  2,113,257
                                                                            ------------
     Net investment income                                                  $  3,101,421
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                          $  1,267,411
  Change in net unrealized gain on investments                               (18,810,546)
                                                                            ------------
   Net loss on investments                                                  $(17,543,135)
                                                                            ------------
   Net decrease in net assets resulting from operations                     $(14,441,714)
                                                                            ------------


The accompanying notes are an integral part of these financial statements.   13

Pioneer Real Estate Shares

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 6/30/98 and the Year Ended 12/31/97


                                                      Six Months Ended     Year Ended
FROM OPERATIONS:                                           6/30/98          12/31/97
Net investment income                                   $  3,101,421      $  3,900,994
Net realized gain on investments                           1,267,411         2,506,156
Change in net unrealized gain on investments             (18,810,546)       26,016,052
                                                        ------------      ------------
  Net increase (decrease) in net assets resulting from
    operations                                          $(14,441,714)     $ 32,423,202
                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.28 and $0.36 per share, respectively)     $ (1,727,709)     $ (2,173,335)
  Class B ($0.21 and $0.29 per share, respectively)       (1,005,608)       (1,105,424)
  Class C ($0.21 and $0.30 per share, respectively)         (271,395)         (341,360)
  Class Y ($0.16 and $0.00 per share, respectively)          (17,551)                -
Net realized gain:
  Class A ($0.00 and $0.23 per share, respectively)                -        (1,455,824)
  Class B ($0.00 and $0.23 per share, respectively)                -        (1,022,676)
  Class C ($0.00 and $0.23 per share, respectively)                -          (304,298)
Tax return of capital:
  Class A ($0.00 and $0.14 per share, respectively)                -          (822,854)
  Class B ($0.00 and $0.11 per share, respectively)                -          (410,540)
  Class C ($0.00 and $0.11 per share, respectively)                -          (126,400)
                                                        ------------      ------------
  Total distributions to shareholders                   $ (3,022,263)     $ (7,762,711)
                                                        ------------      -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 30,432,504      $125,997,468
Reinvestment of distributions                              2,284,835         5,943,982
Cost of shares repurchased                               (40,747,289)      (39,558,026)
                                                        ------------      ------------
  Net increase (decrease) in net assets resulting from
    fund share transactions                             $ (8,029,950)     $ 92,383,424
                                                        ------------      ------------
  Net increase (decrease) in net assets                 $(25,493,927)     $117,043,915

NET ASSETS:
Beginning of period                                      222,694,525       105,650,610
                                                        ------------      ------------
End of period (including accumulated undistributed
  net investment income of $213,522 and $134,364,
  respectively)                                         $197,200,598      $222,694,525
                                                        ------------      ------------


14 The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares


CLASS A                              '98 Shares      '98 Amount           '97 Shares        '97 Amount
Shares sold                             737,386     $ 12,738,142           3,141,703     $ 50,938,999
Reinvestment of distributions            89,365        1,476,701             229,099        3,867,046
Less shares repurchased              (1,374,815)     (23,654,432)         (1,543,533)     (25,309,824)
                                     ----------     ------------          ----------     ------------
  Net increase (decrease)              (548,064)    $ (9,439,589)          1,827,269     $ 29,496,221
                                     ----------     ------------          ----------     ------------
CLASS B
Shares sold                             716,900     $ 12,287,756           3,587,708     $ 58,161,195
Reinvestment of distributions            37,906          621,495              95,689        1,611,879
Less shares repurchased                (634,190)     (10,802,098)           (718,590)     (11,817,807)
                                     ----------     ------------          ----------     ------------
  Net increase                          120,616     $  2,107,153           2,964,807     $ 47,955,267
                                     ----------     ------------          ----------     ------------
CLASS C
Shares sold                             202,123     $  3,463,940           1,054,335     $ 16,897,274
Reinvestment of distributions            10,314          169,088              27,620          465,057
Less shares repurchased                (370,552)      (6,267,999)           (146,353)      (2,430,395)
                                     ----------     ------------          ----------     ------------
  Net increase (decrease)              (158,115)    $ (2,634,971)            935,602     $ 14,931,936
                                     ----------     ------------          ----------     ------------
CLASS Y*
Shares sold                             111,027     $  1,942,666
Reinvestment of distributions             1,098           17,551
Less shares repurchased                  (1,360)         (22,760)
                                     ----------     ------------
  Net increase                          110,765     $  1,937,457
                                     ----------     ------------


*Class Y shares were first publicly offered on April 9, 1998.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Real Estate Shares

FINANCIAL HIGHLIGHTS 6/30/98


                                                                   Six Months
                                                                      Ended       Year Ended
CLASS A                                                              6/30/98       12/31/97
Net asset value, beginning of period                                 $ 17.81       $  15.52
                                                                     -------       --------
Increase (decrease) from investment operations:
 Net investment income                                               $  0.29       $   0.41
 Net realized and unrealized gain (loss) on investments                (1.44)          2.61
                                                                     -------       --------
  Net increase (decrease) from investment operations                 $ (1.15)      $   3.02
Distributions to shareholders:
 Net investment income                                                 (0.28)         (0.36)
 In excess of net investment income                                        -              -
 Net realized gain                                                         -          (0.23)
 Tax return of capital                                                     -          (0.14)
                                                                     -------       --------
Net increase (decrease) in net asset value                           $ (1.43)      $   2.29
                                                                     -------       --------
Net asset value, end of period                                       $ 16.38       $  17.81
                                                                     -------       --------
Total return*                                                          (6.46)%        19.74%
Ratio of net expenses to average net assets                             1.64%**+       1.65%+
Ratio of net investment income to average net assets                    3.27%**+       2.51%+
Portfolio turnover rate                                                   13%**          28%
Net assets, end of period (in thousands)                             $97,551       $115,772
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                           1.64%**        1.65%
 Net investment income                                                  3.27%**        2.51%
Ratios assuming waiver of management fees and reduction for
 fees paid indirectly:
 Net expenses                                                           1.64%**        1.63%
 Net investment income                                                  3.27%**        2.53%

                                                                                            Six Months
                                                                Year Ended   Year Ended        Ended       10/25/93 to
CLASS A                                                          12/31/96     12/31/95      12/31/94(a)      6/30/94
Net asset value, beginning of period                              $ 12.02      $ 11.38        $ 12.02        $ 12.50
                                                                  -------      -------        -------        -------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.42      $  0.32        $  0.21        $  0.27
 Net realized and unrealized gain (loss) on investments              3.82         1.01          (0.48)         (0.45)
                                                                  -------      -------        -------        -------
  Net increase (decrease) from investment operations              $  4.24      $  1.33        $ (0.27)       $ (0.18)
Distributions to shareholders:
 Net investment income                                              (0.40)      ( 0.33)         (0.20)         (0.27)
 In excess of net investment income                                     -       ( 0.02)             -              -
 Net realized gain                                                  (0.34)           -          (0.02)             -
 Tax return of capital                                                  -       ( 0.34)         (0.15)         (0.03)
                                                                  -------      -------        -------        -------
Net increase (decrease) in net asset value                        $  3.50      $  0.64        $ (0.64)       $ (0.48)
                                                                  -------      -------        -------        -------
Net asset value, end of period                                    $ 15.52      $ 12.02        $ 11.38        $ 12.02
                                                                  -------      -------        -------        -------
Total return*                                                       36.45%       12.11%         (2.16)%        (1.47)%
Ratio of net expenses to average net assets                          1.71%+       1.77%+         1.75%**        1.71%**
Ratio of net investment income to average net assets                 3.52%+       2.73%+         3.72%**        3.73%**
Portfolio turnover rate                                                47%          10%            17%**          24%**
Net assets, end of period (in thousands)                          $72,572      $27,491       $ 28,068        $29,584
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                        2.09%        2.59%          2.27%**        2.15%**
 Net investment income                                               3.14%        1.91%          3.20%**        3.28%**
Ratios assuming waiver of management fees and reduction for
 fees paid indirectly:
 Net expenses                                                        1.69%        1.75%             -              -
 Net investment income                                               3.54%        2.75%             -              -



(a) Subsequent to December 31, 1994, the Fund's year end was changed to December 31.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

16 The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

FINANCIAL HIGHLIGHTS 6/30/98


                                                        Six Months
                                                           Ended         Year Ended      1/31/96 to
                                                          6/30/98         12/31/97        12/31/96
CLASS B
Net asset value, beginning of period                     $ 17.70          $ 15.45          $ 12.09
                                                         -------          -------          -------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.22          $  0.28          $  0.35
 Net realized and unrealized gain (loss)
   on investments                                          (1.41)            2.60             3.73
                                                         -------          -------          -------
  Net increase (decrease) from
    investment operations                                $ (1.19)         $  2.88          $  4.08
Distributions to shareholders:
 Net investment income                                     (0.21)          ( 0.29)           (0.35)
 In excess of net investment income                            -                -            (0.03)
 Net realized gain                                             -           ( 0.23)           (0.34)
 Tax return of capital                                         -           ( 0.11)               -
                                                         -------          -------          -------
Net increase (decrease) in net asset value               $ (1.40)         $  2.25          $  3.36
                                                         -------          -------          -------
Net asset value, end of period                           $ 16.30          $ 17.70          $ 15.45
                                                         -------          -------          -------
Total return*                                              (6.73)%          18.85%           34.81%
Ratio of net expenses to average net assets                 2.38%**+         2.39%+           2.33%**+
Ratio of net investment income to average
  net assets                                                2.57%**+         1.82%+           3.73%**+
Portfolio turnover rate                                       13%**            28%              47%
Net assets, end of period (in thousands)                 $78,101          $82,695          $26,379
Ratios assuming no waiver of management
  fees and no reduction for fees paid indirectly:
 Net expenses                                               2.38%**          2.39%            2.45%**
 Net investment income                                      2.57%**          1.82%            3.61%**
Ratios assuming waiver of management fees
  and reduction for fees paid indirectly:
 Net expenses                                               2.37%**          2.36%            2.30%**
 Net investment income                                      2.58%**          1.85%            3.76%**



 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

 + Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   17

Pioneer Real Estate Shares

FINANCIAL HIGHLIGHTS 6/30/98


                                                       Six Months
                                                          Ended          Year Ended       1/31/96 to
                                                         6/30/98          12/31/97         12/31/96
CLASS C
Net asset value, beginning of period                     $ 17.70          $ 15.46         $ 12.09
                                                         -------          -------         -------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.22          $  0.29         $  0.34
 Net realized and unrealized gain (loss)
   on investments                                          (1.41)            2.59            3.73
                                                         -------          -------         -------
  Net increase (decrease) from
    investment operations                                $ (1.19)         $  2.88         $  4.07
Distributions to shareholders:
 Net investment income                                    ( 0.21)           (0.30)          (0.34)
 In excess of net investment income                            -                -           (0.02)
 Net realized gain                                             -            (0.23)          (0.34)
 Tax return of capital                                         -            (0.11)              -
                                                         -------          -------         -------
Net increase (decrease) in net asset value               $ (1.40)         $  2.24         $  3.37
                                                         -------          -------         -------
Net asset value, end of period                           $ 16.30          $ 17.70         $ 15.46
                                                         -------          -------         -------
Total return*                                              (6.73)%          18.86%          34.76%
Ratio of net expenses to average net assets                 2.35%**+         2.35%+          2.35%**+
Ratio of net investment income to average
  net assets                                                2.53%**+         1.88%+          3.66%**+
Portfolio turnover rate                                       13%**            28%             47%
Net assets, end of period (in thousands)                 $19,734          $24,227         $ 6,699
Ratios assuming no waiver of management
  fees and no reduction for fees paid indirectly:
 Net expenses                                               2.35%**          2.35%           2.48%**
 Net investment income                                      2.53%**          1.88%           3.53%**
Ratios assuming waiver of management fees
  and reduction for fees paid indirectly:
 Net expenses                                               2.35%**          2.32%           2.32%**
 Net investment income                                      2.53%**          1.91%           3.69%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

18 The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

FINANCIAL HIGHLIGHTS 6/30/98


                                                      4/9/98 to
                                                       6/30/98
CLASS Y (a)
Net asset value, beginning of period                    $17.52
                                                        ------
Increase (decrease) from investment operations:
 Net investment income                                  $ 0.15
 Net realized and unrealized loss on investments         (1.13)
                                                        ------
  Net decrease from investment operations               $(0.98)
Distributions to shareholders:
 Net investment income                                   (0.16)
                                                        ------
Net decrease in net asset value                         $(1.14)
                                                        ------
Net asset value, end of period                          $16.38
                                                        ------
Total return*                                            (5.57)%
Ratio of net expenses to average net assets               1.33%**
Ratio of net income to average net assets                 4.37%**
Portfolio turnover rate                                     13%**
Net assets, end of period (in thousands)                $1,815



(a) Class Y shares were first publicly offered on April 9, 1998.

  * Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of the period.

 ** Annualized.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Real Estate Shares

NOTES TO FINANCIAL STATEMENTS 6/30/98

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.


The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on April 9, 1998. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.


The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected

Pioneer Real Estate Shares

   by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

Pioneer Real Estate Shares

NOTES TO FINANCIAL STATEMENTS 6/30/98                                (continued)

C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $38,593 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1998.


D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.


E. Deferred Organization Costs

   The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years. If Pioneering Management Corporation (PMC) redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

Pioneer Real Estate Shares

2. Management Agreement

PMC, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets. PMC has appointed Boston Financial Securities, Inc. (BFS) as the Fund's subadviser. As compensation for its subadvisory services, PMC pays BFS a management fee at the annual rate of 0.25% of the Fund's average daily net assets up to $27 million and 0.50% of excess over $27 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1998, $179,056 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $32,790 in transfer agent fees payable to PSC at June 30, 1998.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $150,561 in distribution fees payable to PFD at June 30, 1998.

Pioneer Real Estate Shares

NOTES TO FINANCIAL STATEMENTS 6/30/98                                (continued)


In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1998, CDSCs in the amount of $133,970 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $3,282 under such arrangements.

6. Line of Credit Facility

Effective April 14, 1998, the Fund and certain others in the Pioneer Family of Funds (the "Funds") collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowings exceed $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the period from April 14, 1998, through June 30, 1998, was approximately $27,264. The average daily shares outstanding during the period were 12,208,668 resulting in an average borrowing per share of less than one cent. The related weighted average annualized interest rate for the period was 5.9%, and the total interest expense on such borrowings was $392.

Pioneer Real Estate Shares

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Real Estate Shares:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Real Estate Shares as of June 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts

August 7, 1998

Pioneer Real Estate Shares

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Blake Eagle                           David D. Tripple, Executive Vice
Richard H. Egdahl, M.D.               President
Margaret B.W. Graham                  Robert W. Benson, Vice President
Stephen G. Kasnet                     Stephen G. Kasnet, Vice President
John W. Kendrick                      William H. Keough, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
Fred N. Pratt, Jr.
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

RETIREMENT PLANS FROM PIONEER

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)
IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small- business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans
401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFoneSM
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer Logo]

Pioneer Funds Distributor, Inc.

                                             0898 - 5431

60 State Street                          (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109 [Recycle symbol] Printed on Recycled Paper www.pioneerfunds.com